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                                                                    EXHIBIT 10.6

                          VIASAT STOCK OPTION AGREEMENT
                               (INCENTIVE OPTION)

               This ViaSat Stock Option Agreement ("Agreement) is entered into effective the _____ day of ________________, _____ ("Date of Grant"), between ViaSat, Inc., a California corporation ("Company"), and __________________ ("Employee").

               Company desires, by affording the Employee an opportunity to purchase shares of its common stock ("Common Stock") as hereinafter provided, to carry out the purpose of the ViaSat, Inc., 1993 Stock Option Plan ("Plan").

               NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

               1. Grant. The Company hereby irrevocably grants to the Employee, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and option ("Option") to purchase all or any part of an aggregate of ___________________ (__________) shares of Common Stock on the terms and conditions herein set forth. The Option is intended to be an "incentive stock option" ("Incentive Stock Option"), as authorized by Section 422A of the Internal Revenue Code of 1986, as such may be amended from time to time ("Code").

               2. Purchase Price. The purchase price of the shares of Common Stock subject to the Option shall be ($_____) per share.

               3. Term and Vesting. The Option shall expire at the close of business on ___________________, _____ [five years after the Date of Grant], or such shorter period as prescribed in Paragraph 5 hereof. The Option shall be exercisable in installments as follows:

                                               Percentage of Total Options
                Date                         Granted Which May Be Exercised
                ----                         ------------------------------
1st anniversary from date of grant                       35%
2nd anniversary from date of grant                       35%
3rd anniversary from date of grant                       30%

                         Except as provided in Paragraph 5 hereafter, no Option
may be exercised unless, at the time of such exercise, the Optionee is in the employ of the Company and shall have been so employed continuously since the date the Option is granted. For purposes of

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this paragraph, the term "employment" shall include any association with the
Company as an independent contractor, director or in any other capacity where such person is granted an Option under the Plan.

                         The right to exercise this Option is conditioned upon
the approval of the Plan by the Shareholders of the Company within twelve (12) months after the adoption of the Plan by the Company's Board of Directors. If such approval is not secured on a timely basis, this Option shall be null and void in its entirely.

               4. Transferability of Option. The Option shall not be transferable other than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Employee, only by him. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

               5. Termination of Employment. Upon termination of employment of the Employee with the Company, the Option, to the extent the Option is then exercisable as of said termination date based upon the vesting schedule set forth in Section 3 hereof, but not theretofore exercised, shall terminate and become null and void thirty (30) days after the date of such termination ("Employment Termination Date"); except that if the Employee shall die, or become totally and permanently disabled (as described in Section 22(e)(3) of the Code), while in the employ of such corporation, in case of death the legal representative of the Employee (or such person who acquired such Option by reason of the death of the Employee), or in the case of total and permanent disability the Employee, may, not later than six (6) months from the date of death or total and permanent disability, exercise the Option in respect of any or all of the Common Stock subject to the Option.

                         In no event, however, shall any person be entitled to
exercise the Option (i) after the expiration of the period of exercisability of the Option as specified herein, or (ii) with respect to any portion of the Option which is only exercisable after Optionee's date of termination, based upon the vesting schedule set forth in Section 3 hereof. For purposes of determining the rights of the Employee under the vesting schedule set forth in
Section 3 hereof, the vesting rights shall be calculated to the Employment Termination Date.

                  6. Obligation to Continue Employment. Neither the Plan nor the Option shall impose any obligation on the Company to continue the employment of the Employee, nor shall it impose any

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obligation on the part of the Employee to remain in the employ of the Company.

               7. Recapitalization, Stock Dividends, Etc. If after the date of this Option the shares of the common stock of the Company shall be changed into or exchanged for a different number and/or kind of shares of stock or other securities of the Company or of another Company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise), there shall be substituted for each share of common stock of the Company then subject to this Option, the number and kind of shares of stock and/or other securities into which each share of common stock of the Company shall be so changed, or for which each such share shall be exchanged. In the event the Company shall pay any dividend in common shares of the Company upon the common stock of the Company, during the period of any option, the number of shares then subject to such option shall be adjusted by adding to each such share the shares or fractions thereof which would have been distributable as a stock dividend thereon had such share been outstanding at the record date for the payment of the stock dividend. If, after the granting of this Option, a substitution or an adjustment shall be required to be made under the immediately foregoing provisions in the number and/or kind of shares of stock or other securities then subject to such option, the price per unit payable by the Optionee for shares or securities which he may thereafter be entitled to purchase under such option shall be concurrently adjusted so that the aggregate purchase price of all shares or securities not theretofore purchased under such option will be apportioned ratably and equitably to and among the substituted or adjusted number and/or kind of shares of stock or other securities.

               8. Exercise. Subject to the terms and conditions hereof, the Option may be exercised by written notice to the Company at its principal executive office, Attention: Corporate Secretary. The written notice shall be in the form attached hereto as Exhibit "A." Such notice shall be accompanied by payment of the full purchase price of said shares. The Company shall issue and deliver a certificate or certificates representing such shares as soon as practicable after the notice is received. The purchase price of shares may be paid in cash (by check payable to the Company). In the event the Option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

               9. Reservation of Shares. The Company shall, at all times during the term of the Option, reserve and keep available, as authorized and unissued shares or as treasury shares, such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and transfer taxes, if any, with respect to the issue and transfer of

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shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which in the option of counsel for the Company shall be applicable thereto.

                  10. Listing and Registration of Shares. The exercise of this Option is subject to the obtaining of any consent or approval of any governmental or other regulatory body which the Board, in its discretion, deems necessary or desirable.

                  11. Shareholder Rights. The holder of this Option shall not be entitled to any rights of a shareholder of the Company with respect to any Common Stock subject to this Option until such shares have been paid for in full and issued to him.

                  12. Restrictions on Shares. All shares issued pursuant to the exercise of this Option shall contain the following restrictive legends:

                         (a) IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF
THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                         (b) THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) IN COMPLIANCE WITH RULE 144 UNDER SUCH ACT, OR (C) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION IS LEGALLY REQUIRED BY SUCH TRANSFER.

                         (c) ANY TRANSFER OR PLEDGE OF THE SHARES REPRESENTED BY
THIS CERTIFICATE, OR THE TRANSFER OF ANY INTEREST IN THOSE SHARES, IS RESTRICTED BY THE PROVISIONS OF A STOCK RESTRICTION AGREEMENT, A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY, AND ALL PROVISIONS OF WHICH ARE INCORPORATED HEREIN.

               13. Representations. Employee hereby represents and warrants to the Company as follows: (i) Employee acknowledges that this Option has been issued pursuant to an exemption from registration under the Securities Act of 1933, as amended; (ii) Employee has acquired the Option and will acquire any of the stock underlying this Option for his own account, with no view to any distribution thereof; (iii) Employee will not make any distribution thereof other than pursuant to an exemption from registration under the Securities Act and an exemption from qualification under the California Corporate Securities Law of 1968; (iv) Employee has received from the Company such financial, business and other information regarding the Company as he has deemed necessary for an independent evaluation of the business prospects of the Company, the fairness of the

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investment and the merits and risks of holding the Option, and Employee has had such opportunity as he has deemed necessary to ask and receive answers to questions from personnel of the Company; and (v) Employee has a pre-existing personal or business relationship with the Company or one or more of its officers or directors of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general and financial circumstances of the person or entity with whom such relationship exists.

               14. Optional Form of Payment for Shares. Payment for any number of shares of Common Stock of the Company purchased pursuant to the exercise of this Option may, at the option of the Committee appointed by the Board to administer the Plan (or the Board itself in the absence of such a Committee), be made by delivering to the Company a number of shares of the Common Stock of the Company previously acquired and held for not less than one year by the Employee, with a fair market value (as determined by the Board), on the date this Option is exercised, equal to the option exercise price for such shares.

               15. Notice of Disqualifying Disposition. Employee agrees that, in the event that he shall dispose of any shares of Common Stock acquired pursuant to the Option prior to the later of two (2) years from the date of this Agreement or one (1) year after the transfer of such shares to him pursuant to the Option, the Employee will notify the Company in writing of such disposition, such notice to be sent to the attention of the Corporate Secretary and state the date of disposition, the nature of the disposition, the number of shares disposed of and the price, if any, received for the Common Stock. Employee agrees that, in the event of a disqualifying disposition by the Employee, the Company may withhold from other compensation then or in the future due to the Employee if the Company and its counsel determine that such action is necessary to secure a deduction by the Company in the amount of income reported by Employee in connection with the disqualifying disposition.

               16. Stock Restriction Agreement. Upon the exercise of any Option granted pursuant to the Plan, the Optionee shall be required to sign the Company's then-effective Stock Restriction Agreement. If at the time of exercise of any Option the Optionee has been terminated as an employee and/or associate of the Company, the provisions of the Company's then-effective Stock Restriction Agreement shall be superior to the Plan and shall control Optionee's rights with respect to the disposition of the Shares purchased pursuant to the Plan.

               17. The Plan. The Employee's and the Company's respective rights and obligations under this Agreement are also subject to the applicable terms, conditions, requirements and other provisions set forth in the Plan. By executing this Agreement, the Employee acknowledges that he has had the opportunity to review the Plan at the Company's principal executive offices, upon Employee's request, and to seek whatever professional consultation necessary to fully

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understand the content thereof. EXCEPT AS MODIFIED OR AMPLIFIED BY THE SPECIFIC
TERMS OF THIS AGREEMENT, ALL OF THE TERMS AND PROVISIONS OF THE PLAN ARE HEREBY INCORPORATED BY REFERENCE AS IF SET FORTH AT LENGTH HEREIN.

               18. Status of Option. Employee acknowledges and agrees that neither the Company nor any of its stockholders, directors, officers, employees, agents or legal counsel are making any representations and/or warranties regarding the status of the Option as an "incentive stock option" (as that term is defined in Section 422A(b) of the Code). Employee, for himself and his successors and assigns, hereby expressly agrees that he has no claim, now or hereafter, against the Company, its stockholders, directors, officers, employees, agents and/or legal counsel, that has (or may) arise from loss, liability or damage that has been (or may be) incurred by or on behalf of Employee and/or his successors or assigns, if the Internal Revenue Service and/or any state taxing agency takes the position that the Option does not constitute an "incentive stock option" (as defined in Code Section 422A(b)).

               IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has executed it, all as of the day and year first above written.

EMPLOYEE:                                             COMPANY:

______________________________                        ViaSat, Inc.
(signature)                                           A California Corporation

______________________________
(name printed)

Address:

                                                      By:_______________________
______________________________                           Mark D. Dankberg
______________________________                           President

Social Security Number:

______________________________





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